UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 2, 2021
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
Appointment of Director

On December 7, 2021, Hope Bancorp, Inc. (the “Company”) appointed Lisa K. Pai to the Board of Directors of the Company and its wholly owned subsidiary, Bank of Hope (the “Bank”), effective immediately, to serve until the 2022 annual meeting or until her respective successor is duly elected and qualified. This appointment increases the membership of the Board of Directors from 11 to 12.

Ms. Pai will serve as a member of the Board Risk Committee.

There is no arrangement or understanding with any person pursuant to which Ms. Pai was appointed as a member of the Board. Compensatory arrangements for Ms. Pai will be consistent with the previously disclosed standard arrangements for non-employee directors of the Company, as described on page 23 of the Company’s proxy statement for its 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 22, 2021, which disclosure is incorporated herein by reference.

Executive Officers

On December 2, 2021, David P. Malone, President and Chief Operating Officer of the Bank, announced his decision to retire and resign as President and Chief Operating Officer of the Bank effective as of December 31, 2021. Mr. Malone will remain as a director of the Bank and the Company. Mr. Malone has agreed to consult with the Bank through March 31, 2022 at $46,396 per month.

Peter Koh, age 44, will succeed Mr. Malone as Chief Operating Officer of the Bank effective as of January 1, 2022. Mr. Koh is also being named a Senior Executive Vice President effective as of January 1, 2022.

Since April 2021, Mr. Koh has served as an Executive Vice President and Deputy Chief Operating Officer of the Bank taking on broader responsibilities in the overall management of the Bank. Prior to that, upon the merger of equals creating the Bank on July 29, 2016, Mr. Koh was appointed the Chief Credit Officer of the Bank responsible for oversight of all credit administration functions as well as the appraisal and special assets departments. Before that Mr. Koh served in the same capacity as Chief Credit Officer of Wilshire Bank, a position he was promoted to in July 2014. Mr. Koh earned his B.A. from Columbia University in New York and M.B.A. from the Marshall School of Business, University of Southern California.

There is no arrangement or understanding between Mr. Koh and any other person(s) pursuant to which he was or is to be selected as an officer of the Company or the Bank.

Mr. Koh’s father, Steven S. Koh, is a director and Honorary Chairman of the Board of Directors of the Company and the Bank.

In the ordinary course of business, the Bank enters into loan transactions with certain of its directors or associates of such directors (“Related Parties”). All loans to Related Parties are made on substantially the same terms and conditions at the time of origination as other loans originated to borrowers that are not related to the Bank. Other than certain loans made to Mr. Koh’s father in the ordinary course of business, on substantially the same terms and conditions at the time of origination as other loans originated to borrowers that are not related to the Bank, there are no transactions with related persons (as defined in Item 404 of Regulation S-K) between the Company or the Bank, on the one hand, and Peter Koh or Steven S. Koh, on the other hand.

In connection with, and effective as of his appointment as Senior Executive Vice President and Chief Operating Officer of the Bank, Mr. Koh will receive an increase in his base salary from $355,517 per annum to $400,000 per annum. In addition, Mr. Koh will also be eligible to receive an annual cash bonus at the discretion of the Human Resources and Compensation Committee of the Board of Directors of the Company, will be entitled to four (4) weeks of paid vacation per calendar year, as well as perquisites and benefit plans available to other executive employees of the Company and reimbursement of reasonable business-related expenses.

Also effective January 1, 2022, Kevin S. Kim, age 64, Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, will re-assume the role of President of the Bank. Previously from July 29, 2016, Mr. Kim had served as the President and Chief Executive Officer of the Company and the Bank prior to the appointment of David P. Malone as President of the Bank effective July 1, 2019. There is no arrangement or understanding between Mr. Kim and any other person(s) pursuant to which he was or is to be selected as an officer of the Company or the Bank.

Item 7.01 Regulation FD Disclosure

A copy of the press release issued by the Company on December 8, 2021 regarding the appointment of Ms. Pai to the Board of Directors, as described in Item 5.02 above, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on December 7, 2021 regarding Mr. Malone’s retirement and Mr. Koh’s appointment, as described in Item 5.02 above, is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed filed for the purposes of the Securities Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release, dated December 8, 2021, announcing the appointment of Lisa K. Pai to the Board of Directors.
99.2
News release, dated December 7, 2021, announcing David P. Malone's retirement, Peter Koh's appointment as Senior Executive Vice President and Chief Operating Officer, and Kevin S. Kim's re-appointment as President of the Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: December 8, 2021	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer